May 01, 2017

AMG FUNDS

AMG GW&K Small Cap Core Fund

Supplement dated June 26, 2017 to the

Prospectus, dated May 1, 2017, as revised June 24, 2017

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small Cap Core Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

Effective immediately, the first paragraph of the section under “Summary of the Funds – AMG GW&K Small Cap Core Fund” titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will ordinarily invest in approximately 55-90 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of May 12, 2017, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 23, 2017), the range of market capitalizations was $144 million to $4.37 billion. As of March 31, 2017, the range of market capitalizations of the S&P SmallCap 600 Index was $29.43 million to $4.10 billion. As of March 31, 2017, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $48.87 million to $5.40 billion. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.